                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                        Date of Report: January 17, 2002
                        (Date of earliest event reported)



                             TeleTech Holdings, Inc.
             (Exact name of registrant as specified in its charter)


        Delaware                      0-21055                 84-1291044
(State of Incorporation)     (Commission File Number)      (I.R.S. Employer
                                                          Identification No.)

                9197 S. Peoria Street, Englewood, Colorado 80112
          (Address of principal executive offices, including Zip Code)


                         Telephone Number (303) 397-8100
              (Registrant's telephone number, including area code)

Item 5.  Other Events

         On January 17, 2002, TeleTech Holdings, Inc. (the "Company) announced that is has partnered with IBM in an eight year, $1.2 billion customer relationship management outsourcing initiative to manage and enhance Nextel Communications' customer care capabilities. TeleTech will manage Nextel's six customer relationship centers which currently employ 4,500 professionals who handle customer service inquiries. The transition of these centers will occur during the first quarter of 2002. The IBM and TeleTech solution is designed to enhance customer care and build ongoing brand loyalty for Nextel through leading edge technology and process improvements. For a complete understanding of the Company's operations, refer to the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2000, to the Forms 10-Q for fiscal year 2001 already on record for the periods ended March 31, 2001, June 30, 2001, and September 30, 2001.

FORWARD LOOKING STATEMENTS

All statements not based on historical fact are forward-looking statements that involve substantial risks and uncertainties. In accordance with the Private Securities Litigation Reform Act of 1995, following are important factors that could cause the Company's actual results to differ materially from those expressed or implied by such forward-looking statements: lower than anticipated customer interaction center capacity utilization; the loss or delay in implementation of a customer management program; the Company's ability to build-out facilities in a timely and economic manner; greater than anticipated competition from new entrants into the customer care market, causing increased price competition or loss of clients; the loss of one or more significant clients; higher than anticipated start-up costs associated with new business opportunities; the Company's ability to predict the potential volume or profitability of any future technology or consulting sales; the Company's agreements with clients may be canceled on relatively short notice; and the Company's ability to generate a specific level of revenue is dependent upon customer interest in and use of the Company's clients' products and services. Readers are encouraged to review the Company's 1999 Annual Report on Form 10-K, Quarterly Reports on Form 10-Q for the first, second and third quarters of 2000, which describe other important factors that may impact the Company's business, results of operations and financial condition. However, these factors should not be construed as an exhaustive list. The Company cannot always predict which factors could cause actual results to differ materially from those in its forward-looking statements. In light of these risks and uncertainties the forward-looking statements might not occur. The Company assumes no obligation to update its forward-looking statements to reflect actual results or changes in factors affecting such forward-looking statements.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       TeleTech Holdings, Inc.

                                       By: /s/ Kenneth D. Tuchman

                                       ------------------------------------
                                       KENNETH D. TUCHMAN
                                       Chief Executive Officer


Dated: January 17, 2002